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EXHIBIT 10.2


                          REGISTRATION RIGHTS AGREEMENT

         REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of March 26, 2003, by and among P-Com, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), and the undersigned (together with their respective affiliates, the "Initial Investors").

                                    WHEREAS:

         A. In connection with the Securities Purchase Agreement, dated as of March 26, 2003, by and among the Company and the Initial Investors (the "Securities Purchase Agreement"), the Company has agreed, upon the terms and subject to the conditions contained therein, to issue and sell to the Initial Investors (i) convertible promissory notes (the "Notes") that are convertible into shares of the Company's common stock, par value $0.0001 per share (the "Common Stock"), upon the terms and subject to the limitations and conditions set forth in the Notes, and (ii) warrants (the "Warrants") to acquire shares of Common Stock. The shares of Common Stock issuable upon conversion of or otherwise pursuant to the Notes are referred to herein as the "Conversion
Shares" and the shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrants are referred to herein as the "Warrant Shares."

         B. To induce the Initial Investors to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "Securities Act"), and applicable state securities laws.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Initial Investors hereby agree as follows:

1.       DEFINITIONS.

         (a) As used in this Agreement, the following terms shall have the following meanings:

                  (i)   "Investors"   means  the  Initial   Investors   and  any
         transferees or assignees who agree to become bound by the provisions of this Agreement in accordance with Section 9 hereof.

                  (ii) "register," "registered," and "registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

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                  (iii)  "Registrable   Securities"  means  (a)  the  Conversion
         Shares, (b) the Warrant Shares and (c) any other shares of capital stock of the Company issued or issuable, from time to time (with any adjustments), as a dividend or distribution on, or in exchange for or replacement of, or otherwise with respect to any of the foregoing.

                  (iv) "Registration Statement" means a registration statement of the Company under the Securities Act.

         (b) Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

2.       REGISTRATION.

         (a) Demand Registration. Subject to the conditions of this Section 2(a), if the Company receives a written request from one or more of the Investors (the "Initiating Investors") that the Company file a Registration Statement under the Securities Act registering the resale of the Registrable Securities, then the Company shall, (i) give notice of such request to all Investors as soon as practicable, but in no event later than the tenth (10th) day following the date of such request, and (ii) prepare promptly and file with the SEC as soon as practicable, but in no event later than the thirtieth (30th) day following the date of such request, and thereafter use its best efforts to cause to become effective as soon as practicable, a Registration Statement registering the resale of all Registrable Securities that the Initiating Investors request to be registered and all Registrable Securities owned by any other Investor that notifies the Company in writing, within fifteen (15) days after receipt of the Company's notice contemplated in clause (i) above, that it intends to participate in such demand registration, which notification shall include the number of Registrable Securities sought to be included by such Investor and the intended method or methods of distribution of such Registrable Securities. The Registration Statement filed hereunder, to the extent allowable under the Securities Act (including Rule 416), shall state that such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon conversion of the Notes and exercise of the Warrants to prevent dilution resulting from stock splits, stock dividends or similar transactions. The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided to (and subject to the approval of) the Investors participating in such demand registration and their respective counsel prior to its filing or other submission. Notwithstanding the foregoing, the Company shall not be required to effect a demand registration pursuant to this
Section 2(a): (1) prior to the 180th day following the date hereof, or (2) after the Company has effected one registration pursuant to this Section 2(a), and such registration has been declared or ordered effective and remained continuously effective without interruption in accordance with the provisions of
Section 3 hereof for the duration of the Registration Period (as defined in Section 3(a) below).

         (b) Piggy-Back Registrations. If, at any time prior to the expiration of the Registration Period, the Company shall file with the SEC a Registration Statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities (other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit

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plans),  the  Company  shall  send  to  each  Investor  written  notice  of such determination and, if within fifteen (15) days after the date of such notice, such Investor shall so request in writing, the Company shall include in such Registration Statement all or any part of the Registrable Securities such Investor requests to be registered, except that if, in connection with any underwritten public offering, the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the Registration Statement because, in such underwriter(s)' judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then, subject to the other provisions of this Section 2(b), the Company shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities with respect to which such Investor has requested inclusion hereunder as the underwriter shall permit. Any exclusion of Registrable Securities shall be made pro rata among the Investors seeking to include Registrable Securities, in proportion to the number of Registrable Securities sought to be included by such Investors; provided, however, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities, the holders of which are not contractually entitled to inclusion of such securities in such Registration Statement or are not contractually entitled to pro rata inclusion with the Registrable Securities; and provided, further, however, that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the contractual right to include such securities in the Registration Statement other than holders of securities contractually entitled to inclusion of their securities in such Registration Statement by reason of demand registration rights. Notwithstanding the foregoing, no such reduction shall reduce the amount of Registrable Securities included in the registration below twenty-five (25%) of the total amount of securities included in such registration. No right to registration of Registrable Securities under this Section 2(b) shall be construed to limit any registration required under Section 2(a) hereof. If an offering in connection with which an Investor is entitled to registration under this Section 2(b) is an underwritten offering, then each Investor whose Registrable Securities are included in such Registration Statement shall, unless otherwise agreed by the Company, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering.

         (c) Eligibility for Form SB-2. The Company represents and warrants that it meets the requirements for the use of Form SB-2 for registration of the resale by the Initial Investors and any other Investor of the Registrable Securities.

3.       OBLIGATIONS OF THE COMPANY.

         In connection with the registration of the Registrable Securities, the Company shall have the following obligations:

         (a) The Company shall respond promptly to any and all comments made by the staff of the SEC to the Registration Statement required by Section 2(a), and shall submit to the SEC before the close of business on or before the second business day immediately following the business day on which the Company learns (either by telephone or in writing) that no review of such Registration

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Statement  will be made by the SEC or that the  staff of the SEC has no  further comments on such Registration Statement, as the case may be, a request for acceleration of the effectiveness of such Registration Statement to a time and date as soon as practicable. The Company shall keep such Registration Statement effective pursuant to Rule 415 at all times until such date as is the earlier of
(i) the date on which all of the Registrable Securities have been sold and (ii) the date on which all of the Registrable Securities may be immediately sold to the public without registration or restriction pursuant to Rule 144(k) under the Securities Act or any successor provision (the "Registration Period"), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein and all documents incorporated by reference therein) (i) shall comply in all material respects with the requirements of the Securities Act and the rules and regulations of the SEC promulgated thereunder and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading. The financial statements of the Company included in the Registration Statement or incorporated by reference therein will comply as to form in all material respects with the applicable accounting requirements and the published rules and regulations of the SEC applicable with respect thereto. Such financial statements will be prepared in accordance with U.S. generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed on summary statements and fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to immaterial year-end adjustments)).

         (b) The Company shall use its best efforts to promptly prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement. In the event the number of shares available under a Registration Statement filed pursuant to this Agreement is, for any three (3) consecutive trading days (the last of such three (3) trading days being the "Registration Trigger Date"), insufficient to cover one hundred percent (100%) of the Registrable Securities required to be included thereunder (as a result of any adjustment to the number of shares issuable upon conversion of the Notes or exercise of the Warrants or the occurrence of any other event not covered by Rule 416 under the Securities
Act), the Company shall amend the Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover one hundred percent (100%) of the Registrable Securities required to be included thereunder, in each case, as soon as practicable, but in any event within fifteen (15) days after the Registration Trigger Date. The Company shall use its best efforts to cause such amendment(s) and/or new Registration Statement to become effective as soon as practicable following the filing thereof.

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         (c) The  Company  shall  furnish  to each  Investor  whose  Registrable
Securities are included in the Registration Statement and its legal counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one copy of the Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto, and, in the case of the Registration Statement referred to in Section 2(a), each letter written by or on behalf of the Company to the SEC or the staff of the SEC (including, without limitation, any request to
accelerate  the  effectiveness  of  the  Registration   Statement  or  amendment
thereto), and each item of correspondence from the SEC or the staff of the SEC, in each case relating to the Registration Statement (other than any portion, if any, thereof which contains information for which the Company has sought confidential treatment), (ii) by the next business day after the date of effectiveness of the Registration Statement or any amendment thereto, a notice
stating  that  the  Registration   Statement  or  amendment  has  been  declared
effective, and (iii) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor.

         (d) The Company shall use its best efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States as each Investor who holds Registrable Securities being offered reasonably requests, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (a) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this
Section 3(d), (b) subject itself to general  taxation in any such  jurisdiction,
(c) file a general consent to service of process in any such jurisdiction, (d) provide any undertakings that cause the Company undue expense or burden, or (e) make any change in its charter or bylaws, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders.

         (e) As promptly as practicable after becoming aware of such event, the Company shall notify each Investor by telephone and facsimile of the happening of any event, of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and, use its best efforts promptly to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to each Investor as such Investor may reasonably request.

         (f) The Company shall use its best efforts (i) to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement (other than as permitted herein), and, if such an order is issued, to obtain the withdrawal of such order at the earliest practicable moment
(including  in  each  case  by  amending  or  supplementing   such  Registration

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Statement)  and (ii) to notify each  Investor who holds  Registrable  Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof (and if such Registration Statement is supplemented or amended, deliver such number of copies of such supplement or amendment to each Investor as such Investor may reasonably request).

         (g) The Company shall permit a single firm of counsel designated by the Investors to review the Registration Statement and all amendments and supplements thereto a reasonable period of time prior to its filing with the SEC, and not file any document in a form to which such counsel reasonably objects.

         (h) The Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement which compliance will be met through the Company's filing, on an appropriate form, the appropriate report of the Company as required by the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "Exchange Act").

         (i) The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement, or (v) such Investor consents to the form and content of any such disclosure. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Investor prior to making such disclosure, and allow the Investor, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

         (j) The Company shall use its best efforts to promptly either (i) cause all of the Registrable Securities covered by the Registration Statement to be listed on each national securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) secure the designation and quotation of all of the Registrable Securities covered by the Registration Statement on each automated quotation system on which securities of the same class or series issued by the Company are then quoted, if any, if the designation and quotation of such Registrable Securities is then permitted under the rules of such automated quotation system,

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and,  without  limiting  the  generality  of the  foregoing,  to arrange  for or maintain at least two market makers to register with the National Association of Securities Dealers, Inc. as such with respect to such Registrable Securities.

         (k) The Company shall provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement.

         (l) The Company shall cooperate with the Investors who hold Registrable Securities being offered to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends to the extent permitted by the Securities Purchase Agreement) representing Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request.

         (m) At the request of any Investor, the Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary in order to change the plan of distribution set forth in such Registration Statement.

         (n) The Company shall comply with all applicable laws related to a Registration Statement and offering and sale of securities and all applicable rules and regulations of governmental authorities in connection therewith (including, without limitation, the Securities Act and the Exchange Act).

         (o) From and after the date of this Agreement, the Company shall not, and shall not agree to, allow the holders of any securities of the Company to include any of their securities which are not Registrable Securities in the Registration Statement under Section 2(a) hereof or any amendment or supplement thereto under Section 3(b) hereof without the consent of the holders of a majority in interest of the Registrable Securities.

         4. OBLIGATIONS OF THE INVESTORS. In connection with the registration of the Registrable Securities, the Investors shall have the following obligations:

         (a) It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least five trading days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor of the information the Company requires from each such Investor.

         (b) Each Investor, by such Investor's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration

Statement pursuant to this Agreement under which such Investor has elected to include any of such Investor's Registrable Securities.

         (c) Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e), such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(e) and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Investor's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. Notwithstanding anything to the contrary, subject to compliance with applicable laws, the Company shall cause the transfer agent for the Registrable Securities to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with the terms of the Notes and Warrants in connection with any sale of Registrable Securities with respect to which such Investor has entered into a contract for sale prior to receipt of such notice and for which such Investor has not yet settled.

     5. EXPENSES OF REGISTRATION. All reasonable expenses incurred by the Company or the Investors (but only for reasonable attorney's fees of one counsel for the Investors) in connection with registrations, filings or qualifications pursuant to Sections 2 and 3 above, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, the fees and disbursements of counsel for the Company, the fees and disbursements of one counsel selected by the Investors, and the underwriting discounts and commissions, shall be borne by the Company. In addition, the Company shall pay all of the Investors' reasonable costs and expenses (including legal fees) incurred in connection with the enforcement of the rights of the Investors hereunder.

     6. INDEMNIFICATION. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

         (a) To the extent permitted by law, the Company will indemnify, hold harmless and defend (i) each Investor who holds such Registrable Securities, and
(ii) the directors, officers, partners, members, employees and agents of such Investor and each person who controls any Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, if any, (each, an "Investor Indemnified Person"), against any joint or several losses, claims, damages, liabilities or expenses (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, "Claims") to which any of them may become subject insofar as such Claims arise out of or are based upon:
(i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities (the matters in the foregoing clauses (i) through (iii) being collectively referred to herein as "Violations"). Subject to the restrictions set forth in Section 6(c) with respect to the number of legal counsel, the Company shall reimburse the Investors and each other Investor Indemnified Person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Investor Indemnified Person expressly for use in the Registration Statement or any such amendment thereof or supplement thereto; (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld; and (iii) with respect to any preliminary prospectus, shall not inure to the benefit of any Investor Indemnified Person if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, if such corrected prospectus was timely made available by the Company pursuant to Section 3(c) hereof, and the Investor Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a Violation and such Investor Indemnified Person, notwithstanding such advice, used it. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Investor Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9 hereof.

         (b) In connection with any Registration Statement in which an Investor is participating, each such Investor agrees severally and not jointly to indemnify, hold harmless and defend, to the same extent and in the same manner set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, its employees, agents and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder within the meaning of the Securities Act or the Exchange Act (each, a "Company Indemnified Person"), against any Claims to which any of them may become subject insofar as such Claims arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and subject to
Section 6(c) such Investor will reimburse any legal or other expenses (promptly as such expenses are incurred and are due and payable) reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Agreement (including this Section 6(b) and Section 7) for only that amount as does not exceed the net proceeds actually received by such

Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Company Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9 hereof. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Company Indemnified Person if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

         (c) Promptly after receipt by any party entitled to indemnification under this Section 6 of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a Claim in respect thereof is to made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the indemnified party; provided, however, that such indemnifying party shall not be entitled to assume such defense and an indemnified party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the indemnified party and the indemnifying party would be inappropriate due to actual or potential conflicts of interest between such indemnified party and any other party represented by such counsel in such proceeding or the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and any such indemnified party reasonably determines that there may be legal defenses available to such indemnified party which are in conflict with those available to such indemnifying party. The indemnifying party shall pay for only one separate legal counsel for the indemnified parties, and such legal counsel shall be selected by Investors holding a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates (if the parties entitled to indemnification hereunder are Investor Indemnified Persons) or by the Company (if the parties entitled to indemnification hereunder are Company Indemnified Persons). The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the indemnified party under this Section 6, except to the extent that the indemnifying party is actually prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

     7. CONTRIBUTION. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other hand, with respect to the Violation giving rise to the applicable Claim; provided, however, that (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6, (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 12(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation, and (iii) contribution (together with any indemnification or other obligations under this Agreement) by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

     8. REPORTS UNDER THE EXCHANGE ACT. With a view to making available to the Investors the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

         (a) file with the SEC in a timely manner and make and keep available all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under Section 4(c) of the Securities Purchase Agreement) and the filing and availability of such reports and other documents is required for the applicable provisions of Rule 144; and

         (b) furnish to each Investor so long as such Investor owns Notes, Warrants or Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities under Rule 144 without registration.

     9. ASSIGNMENT OF REGISTRATION RIGHTS. The rights of the Investors hereunder, including the right to have the Company register Registrable Securities pursuant to this Agreement, shall be automatically assignable by each Investor to any transferee of all or any portion of the Notes, the Warrants or the Registrable Securities if: (a) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company after such assignment; (b) the Company is furnished with written notice of (i) the name and address of such transferee or assignee, and (ii) the securities with respect to which such registration rights are being transferred or assigned; (c) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws; (d) the transferee or assignee agrees in writing for the benefit of the Company to be bound by all of the provisions contained herein; and (e) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement, the Notes and the Warrants, as applicable. In addition, and notwithstanding anything to the contrary contained in this Agreement, the Notes, the Warrants and the Registrable Securities may be pledged, and all rights of the Investors under this Agreement or any other agreement or document related to the transactions contemplated hereby may be assigned, without further consent of the Company, to a bona fide pledgee in connection with an Investor's margin or brokerage account.

     10. AMENDMENT OF REGISTRATION RIGHTS. Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and Investors who hold at least a majority in interest of the Registrable Securities or, in the case of a waiver, with the written consent of the party charged with the enforcement of any such provision; provided, however, that no consideration shall be paid to an Investor by the Company in connection with an amendment hereto unless each Investor similarly affected by such amendment receives a pro-rata amount of consideration from the Company. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company.

     11. MISCELLANEOUS.

         (a) A  person  or  entity  is  deemed  to be a  holder  of  Registrable
Securities  whenever  such  person or entity  owns of  record  such  Registrable
Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

         (b) Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested), or by a nationally recognized overnight delivery service, or delivered personally or by courier or by confirmed telecopy, and shall be effective five (5) days after being placed in the mail, if mailed certified or registered mailed, or one (1) day after being delivered to the nationally recognized overnight delivery service, if delivered in such manner, or upon receipt or refusal of receipt, if delivered personally or by courier or confirmed telecopy, in each case addressed to a party. The addresses for such communications shall be:

                  (i) if to the Company:

                                    P-Com, Inc.
                                    3175 South Winchester Blvd.
                                    Campbell, CA 95008
                                    Telephone: (408) 866-3666
                                    Facsimile:  (408) 874-4461
                                    Attention:  Chief Executive Officer

                                    with a copy simultaneously transmitted by like means to:

                                    Sheppard Mullin Richter & Hampton LLP
                                    800 Anacapa Street
                                    Santa Barbara, CA  93101
                                    Telephone: (805) 879-1812
                                    Facsimile:  (805) 568-1955
                                    Attention:  Theodore R. Maloney, Esq.

                  (ii) if to any Investor, at such address as such Investor shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this
         Section 11(b).

         (c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

         (d) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in the State of Delaware. The Company irrevocably consents to the jurisdiction of the United States federal courts and the state courts located in the State of Delaware in any suit or proceeding based on or arising under this Agreement and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company further agrees that service of process upon the Company, mailed by first class mail shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. Nothing herein shall affect the Investors' right to serve process in any other manner permitted by law. The Company agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

         (e) This Agreement, the Securities Purchase Agreement (including all schedules and exhibits thereto), the Notes, the Warrants and the other Transaction Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Securities Purchase Agreement, the Notes, the Warrants and the other Transaction Documents supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

         (f) Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

         (g) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (h) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

         (i) Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         (j) All consents, approvals and other determinations to be made by the Investors pursuant to this Agreement shall be made by the Investors holding a majority in interest of the Registrable Securities (determined as if Notes and Warrants then outstanding had been converted into or exercised for Registrable Securities) held by all Investors.

         (k) The initial number of Registrable Securities included on any Registration Statement and each increase to the number of Registrable Securities included thereon shall be allocated pro rata among the Investors based on the number of Registrable Securities held by each Investor at the time of such establishment or increase, as the case may be (except as to any Investor who does not elect to include any of such Investor's Registrable Securities thereunder). In the event an Investor shall sell or otherwise transfer any of such holder's Registrable Securities, each transferee shall be allocated a pro rata portion of the number of Registrable Securities included on a Registration Statement for such transferor. Any shares of Common Stock included on a Registration Statement and which remain allocated to any person or entity which does not hold any Registrable Securities shall be allocated to the remaining Investors, pro rata based on the number of shares of Registrable Securities then held by such Investors. For the avoidance of doubt, the number of Registrable Securities held by any Investor shall be determined as if all Notes and Warrants then outstanding were converted into or exercised for Registrable Securities.

         (l) Each party to this Agreement has participated in the negotiation and drafting of this Agreement. As such, the language used herein shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party to this Agreement.

         (m) For purposes of this Agreement, the term "business day" means any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law, regulation or executive order to close, and the term "trading day" means any day on which the principal securities exchange or trading market where the Common Stock is then listed or traded, is open for trading.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

P-COM, INC.


By:        /s/ George Roberts
------------------------------------
Name:    George Roberts
Title:   Chief Executive Officer

INITIAL INVESTOR:

DMG LEGACY FUND LLC


By:         /s/ Andrew Wilder
------------------------------------
Name:    Andrew Wilder
Title:   Chief Financial Officer

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

P-COM, INC.


By:         /s/ George Roberts
-------------------------------------
Name:    George Roberts
Title:   Chief Executive Officer

INITIAL INVESTOR:

DMG LEGACY INSTITUTIONAL FUND LLC


By:         /s/ Andrew Wilder
-------------------------------------
Name:    Andrew Wilder
Title:   Chief Financial Officer

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

P-COM, INC.


By:        /s/ George Roberts
------------------------------------
Name:    George Roberts
Title:   Chief Executive Officer

INITIAL INVESTOR:

DMG LEGACY INTERNATIONAL LTD.


By:         /s/ Andrew Wilder
-------------------------------------
Name:    Andrew Wilder
Title:   Chief Financial Officer